                                  SCHEDULE 14A
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                              MECON, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     (5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials:
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1) Amount previously paid:
        ------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement no.:
        ------------------------------------------------------------------------
     (3) Filing Party:
        ------------------------------------------------------------------------
     (4) Date Filed:
        ------------------------------------------------------------------------

                                  [MECON LOGO]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 JULY 10, 1997

TO THE STOCKHOLDERS:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Mecon Inc., a Delaware corporation (the "Company"), will be held on Tuesday, August 12, 1997, at 10:00 a.m. local time, at the San Ramon Marriott Hotel at 2600 Bishop Drive, San Ramon, California, for the following purposes:

    1. To elect five directors to serve for the ensuing year and until their successors are duly elected and qualified.

    2. To ratify the appointment of KPMG Peat Marwick LLP as independent accountants for the Company for the 1998 fiscal year.

    3. To increase the number of shares available under the 1995 Directors' Stock Option Plan to 100,000.

    4. To transact such other business as may properly come before the meeting or any adjournment thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    Only stockholders of record at the close of business on July 2, 1997, are entitled to notice of and to vote at the meeting.

    All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, please sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.

                                          THE BOARD OF DIRECTORS

San Ramon, California
July 10, 1997

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

                                  MECON, INC.
                          200 PORTER DRIVE, SUITE 100
                          SAN RAMON, CALIFORNIA 94583

                            ------------------------

                            PROXY STATEMENT FOR 1997
                         ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

    The enclosed Proxy is solicited on behalf of the Board of Directors of Mecon, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on Tuesday, August 12, 1997, at 10:00 a.m. local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the San Ramon Marriott Hotel at 2600 Bishop Drive, San Ramon, California.

    The proxy solicitation materials were mailed on or about July 10, 1997, to all stockholders entitled to vote at the Annual Meeting.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

REVOCABILITY OF PROXIES

    Any proxy given pursuant to this solicitation may be revoked by the person giving it any time before its use by delivering to the Secretary of the Company at the above address written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

RECORD DATE AND VOTING SECURITIES

    Stockholders of record at the close of business on July 2, 1997, are entitled to notice of the Annual Meeting and to vote at the Annual Meeting. At the record date, 6,000,297 shares of the Company's Common Stock, $0.001 par value per share, were issued and outstanding.

VOTING AND SOLICITATION

    Proxies properly executed, duly returned to the Company and not revoked, will be voted in accordance with the specifications made. Where no specifications are given, such proxies will be voted as the management of the Company may determine. If any matter not described in this Proxy Statement is properly presented for action at the Annual Meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote according to their best judgment.

    Each stockholder is entitled to one vote for each share of Common Stock on all matters presented at the meeting. The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST," "WITHHELD" or "ABSTAIN" are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the "Votes Cast") with respect to such matter. Abstentions will have the same effect as a vote against a proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but such non-votes will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which a broker has expressly not voted. Thus, a broker non-vote will not effect the outcome of the voting on a proposal.

    The cost of soliciting proxies will be borne by the Company. The Company may also reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the

Company's directors, officers, and employees, without additional compensation, personally or by telephone or telegram.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

    In order to be eligible for inclusion in the Company's proxy materials for the 1998 Annual Meeting, stockholders' proposals to take action at such meeting must comply with applicable Securities and Exchange Commission Rules and Regulations, must be directed to the Secretary of the Company at the address set forth on page 1 of this proxy statement, and must be received by the Company not later than March 12, 1998.

                                 PROPOSAL ONE:
                             ELECTION OF DIRECTORS

NOMINEES

    A board of five directors is to be elected at the Annual Meeting of Stockholders. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's five nominees named below, all of whom are currently directors of the Company. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting of Stockholders, the proxies will be voted for the nominee designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been elected and qualified.

    **1 David Lowe and Robert Montgomery have informed the Company that they do not intend to stand for re-election to the Board. Accordingly, their names have not been placed in nomination for re-election. Mr. Montgomery is a member of the Company's Compensation Committee, and Mr. Lowe is a member of the Compensation Committee and Audit Committee.

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

    The five candidates receiving the highest number of "FOR" votes shall be elected to the Company's Board of Directors. An abstention will have the same effect as a vote withheld for the election of directors, and, pursuant to Delaware law, a broker non-vote will not be treated as voting in person or by proxy on the proposal.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE NOMINEES LISTED BELOW:

NAME                             AGE                PRINCIPAL OCCUPATION
-------------------------------  --- --------------------------------------------------
Vasu R. Devan..................  50  Chairman of the Board of Directors, President and
                                     Chief Executive Officer of the Company
Raju Rajagopal.................  50  Interim Senior Vice President, Sales and Director
                                     of the Company
William H. Kimball (1)(2)......  53  Private legal practice
Walter G. Kortschak (1)(2).....  38  General Partner of Summit Partners
Richard McCann (1)(2)..........  53  Health Care Consultant

------------------------

(1) Member of the Compensation Committee

(2) Member of the Audit Committee

CURRENT DIRECTORS

    VASU R. DEVAN. Mr. Devan co-founded the Company in 1983 and has served as President and Chief Executive Officer since the Company's inception. He has been a director of the Company since 1983.

    RAJU RAJAGOPAL. Mr. Rajagopal co-founded the Company in 1983 and has served as Interim Senior Vice President, Sales since April 1997. He has been a director of the Company since 1983. Mr. Rajagopal also served as the Company's Senior Vice President, Western Region from November 1994 to his resignation in fiscal 1997, as Senior Vice President, Sales and Marketing from April 1993 to November 1994, as Senior Vice President, Marketing and Operations form April 1991 to April 1993, and as Senior Vice President, Development and Customer Support from 1983 to April 1991.

    WILLIAM H. KIMBALL. Mr. Kimball has been a director of the Company since April 1993. Mr. Kimball has been in private legal practice for over twenty years and has represented physicians, hospitals, independent physicians associations and companies doing business in the health care field. Mr. Kimball works regularly with medical groups on strategic planning and managed care issues.

    WALTER G. KORTSCHAK. Mr. Kortschak has been a director of the Company since September 1994. Mr. Kortschak is a General Partner of Summit Partners, where he has been employed since June 1989. Summit Partners and its affiliates manage a number of venture capital funds, including Summit Ventures III, L.P. and Summit Investors II, L.P., which are principal stockholders of the Company. Mr. Kortschak is also a director of McAfee Associates, Inc., HMT Technology, Inc. and Diamond Multimedia Systems, Inc. and serves as a director of several privately-held companies.

    RICHARD MCCANN. Mr. McCann has been a director of the Company since May 1997. Mr. McCann most recently served as the Chairman of the Board of Northeast Ohio Community Health Plan, where he had led Meridia Health System and Blue Cross/Blue Shield of Ohio into a joint venture partnership resulting in one of the first integrated health systems combining physician services, acute and non-acute care facilities, and insurance. From 1987 to 1995, Mr. McCann served as President and Chief Executive Officer of Meridia Health System, where he completed a merger of the original four member hospitals.

    DAVID L. LOWE. Mr. Lowe, age 37, became a director of the Company in April 1996. Since November 1994, Mr. Lowe has served as Chief Executive Officer of ADAC Laboratories, where he has been employed since 1988. At ADAC Laboratories, Mr. Lowe also served as President and Chief Operating Officer from February 1992 to November 1994, as General Manager of the Nuclear Medicine Division from 1990 to February 1992 and as a General Manager of the Radiology Information Systems division from 1988 to 1990. Mr. Lowe is also a director of Vivra, Inc. Mr. Lowe is not a nominee for re-election to the Board.

    ROBERT L. MONTGOMERY. Mr. Montgomery, age 60, became a director of the Company in April 1993. From January 1989 to the present, Mr. Montgomery has served as President and Chief Executive Officer of Alta Bates Health System, a non-profit health care holding company. Mr. Montgomery is also a director of Health Systems International and Health Risk Management. Mr. Montgomery is not a nominee for re-election to the Board.

    All directors hold office until the next annual meeting of stockholders or until their successors have been elected and qualified. Officers serve at the discretion of the Board and are elected annually. Except for Mr. Rajagopal, who is the brother-in-law of Mr. Devan, there are no family relationships among the directors or executive officers of the Company.

BOARD MEETINGS AND COMMITTEES

    The Board of Directors of the Company held ten meetings during fiscal 1997.

    The Audit Committee consisted of Messrs. Kimball and Kortschak during fiscal 1997 and held seven meetings. The Audit Committee aids management in the establishment and supervision of the Company's financial controls, evaluates the scope of the annual audit, reviews audit results, consults with management and the Company's independent auditors prior to the presentation of financial statements to stockholders and, as appropriate, initiates inquiries into aspects of the Company's financial affairs. For fiscal 1998, the Audit Committee will initially consist of Messrs. Kimball, Kortschak and McCann, though changes may be made during the year.

    The Compensation Committee consisted of Messrs. Lowe, Kortschak and Montgomery during fiscal 1997 and held five meetings. The Compensation Committee makes recommendations to the Board concerning salaries and incentive compensation for the Company's officers and employees and administers the Company's 1994 Incentive Stock Option Plan, 1995 Stock Plan and 1995 Employee Stock Purchase Plan. The Compensation Committee also monitors preparation of proper reports or other disclosure required by the Compensation Committee in accordance with applicable proxy or other rules of the Securities and Exchange Commission. For fiscal 1998, the Compensation Committee will initially consist of Messrs. Kimball, Kortschak and McCann, though changes may be made during the year.

    No director attended less than 75% of the aggregate of the total number of meetings of the Board of Directors and meetings of all committees on which such Director served during such director's term of office during fiscal 1997.

COMPENSATION OF DIRECTORS

    All non-employee directors receive an annual retainer of $10,000 and $750 cash remuneration for attendance at each meeting of the Board of Directors and for each Board Committee meeting held on a different day and are reimbursed for all reasonable expenses incurred by them in attending Board and Committee meetings. Non-employee directors participate in the Company's 1995 Director Option Plan (the "Director Plan"). Under the Director Plan, each non-employee director who joins the Board in the future will automatically be granted a nonstatutory option to purchase 15,000 shares of Common Stock on the date upon which such person first becomes a director. The share grants vest monthly over a period of three years from the date of grant, provided the optionee remains a director of the Company. In addition, each non-employee director, including current non-employee directors, shall be automatically granted a fully-vested nonstatutory option to purchase 5,000 shares of Common Stock on January 16 of each year, provided the director has been a member of the Board for at least six months. The exercise price of each option granted under the Director Plan is equal to the fair market value of the Common Stock on the date of grant. Options granted under the Director Plan have a term of ten (10) years unless terminated sooner, whether upon termination of the optionee's status as a director or otherwise pursuant to the Director Plan.

OTHER EXECUTIVE OFFICERS

    The following are additional executive officers of the Company. All executive officers serve at the discretion of the Board of Directors, subject to the terms of any employment agreements.

    JEFFREY J. PARKINSON. Mr. Parkinson, age 47, became the Company's Senior Vice President, Eastern Region in November 1994. From August 1989 to November 1994, Mr. Parkinson served the Company as Senior Vice President, Advisory Services.

    DAVID J. ALLINSON. Mr. Allinson, age 35, joined the Company as Vice President, Finance and Administration and Chief Financial Officer in November 1994. From May 1990 to November 1994, Mr. Allinson held various management positions, most recently Director of Finance for Meris Laboratories, Inc., an independent clinical laboratory.

                                 PROPOSAL TWO:
             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

    The Board of Directors has selected KPMG Peat Marwick LLP, independent accountants, to audit the financial statements of the Company for the 1998 fiscal year. This appointment is being presented to the stockholders for ratification at the Annual Meeting. If the stockholders reject the appointment, the Board will reconsider its selection. KPMG Peat Marwick LLP has audited the Company's financial statements since the Company's inception. A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement, and is expected to be available to respond to appropriate questions.

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

    The affirmative vote of a majority of the Votes Cast on the proposal at the Annual Meeting is required to ratify the Board's appointment. An abstention will have the same effect as a vote against the appointment of the independent auditors, and, pursuant to Delaware law, a broker non-vote will not be treated as voting in person or by proxy on the proposal.

    THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE COMPANY'S AUDITORS FOR FISCAL 1998 AND RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL.

                                PROPOSAL THREE:
               APPROVAL OF AMENDMENT TO 1995 DIRECTOR OPTION PLAN
                          TO INCREASE NUMBER OF SHARES

    The Company's 1995 Director Option Plan (the "Director Plan") was adopted in October 1995 and became effective in December 1995. A total of 50,000 shares of Common Stock has been reserved for issuance under the Director Plan. The Director Plan provides for the grant of nonstatutory stock options to certain non-employee directors of the Company ("Outside Directors") pursuant to an automatic, nondiscretionary grant mechanism. The Director Plan provides that each Outside Director shall be granted a nonstatutory stock option to purchase 15,000 shares of Common Stock on the date upon which such person first becomes an Outside Director or, if later, on the effective date of the Director Plan. The Director Plan provides that each option shall become exercisable in monthly installments over a period of three years from the date of grant. Thereafter, each Outside Director shall be automatically granted a fully vested option to purchase 5,000 shares of Common Stock on January 16 of each year, if on such date such Outside Director shall have served on the Company's Board of Directors for at least six months. The exercise price per share of all options granted under the Director Plan shall be equal to the fair market value of a share of the Company's Common Stock on the date of grant. Options granted to Outside Directors under the Director Plan have a ten-year term, but will expire unless exercised within three months following the termination of an Outside Director's status as a director. In the event of the merger or sale of substantially all of the assets of the Company, all outstanding options shall be assumed or substituted by the successor corporation, or if they are not assumed or substituted, they shall become fully vested and exercisable. If not terminated earlier, the Director Plan will have a term of ten years.

    As of March 31, 1997, options to purchase 30,000 shares remained outstanding under the Director Plan and options to purchase 20,000 shares remained available for grant. The Board believes that in order to continue to enable the Company to attract and retain the best available personnel who are not employees of the Company to serve as Outside Directors, the Director Plan should be amended to increase the number of shares of the Company's Common Stock reserved for issuance under the Director Plan to 100,000 shares.

SUMMARY OF THE DIRECTOR PLAN AND AMENDMENT

    The material features of the Director Plan are outlined below. The only change to the existing Director Plan effected by the proposed amendment is an increase in the number of shares available for issuance under the Director Plan from 50,000 to 100,000. Accordingly, the only benefit to Outside Directors is an increase in the number of shares reserved for options to which they already are, or will be, entitled under the Director Plan. The table below shows the options that Outside Directors will be granted during fiscal 1998 based on the current formulas of the Director Plan.

                                                                                          NUMBER OF SHARES UNDERLYING
                                                                                            OPTIONS GRANTED IN EACH
NAME OF POSITION                                                          DOLLAR VALUE          FISCAL YEAR(1)
-----------------------------------------------------------------------  ---------------  ---------------------------
Outside Directors as a Group...........................................            (2)                30,000

------------------------

(1) Assuming three Outside Directors who have served on the Company's Board of Directors for at least six months as of January 16, 1998, one of whom, Richard McCann, also received, on joining the Board in May 1997, options to purchase 15,000 shares.

(2) Not determinable because the market value on the date of exercise is not presently ascertainable.

PURPOSES

    The purposes of the Director Plan are to attract and retain the best available personnel to serve as Outside Directors of the Company and to encourage ownership in the Company by such Outside Directors. Options granted under the Director Plan are nonstatutory stock options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or its applicable regulations.

ADMINISTRATION

    The Director Plan is administered by the Board of Directors of the Company. The interpretation and construction of any provision of the Director Plan by the Board is final and binding. Members of the Board receive no separate compensation for their services in connection with the administration of the Director Plan.

ELIGIBILITY

    The Director Plan provides that options may be granted only to Outside Directors. Outside Directors are directors who are not employees of the Company or its subsidiaries. The Company currently has a total of six directors, four of whom are Outside Directors.

GRANT OF OPTIONS

    All grants of options under the Director Plan are automatic and nondiscretionary. Accordingly, no person shall have any discretion to select which Outside Directors shall be granted options, to determine when such options shall be granted or to determine the number of shares to be covered by options granted to Outside Directors. All grants of options are made in strict accordance with the provisions of the Director Plan.

OPTION PRICE

    The option price under the Director Plan is 100% of the fair market value of the Company's Common Stock on the date of grant, or if the date of the grant is not a trading day, the trading day immediately following the date of grant (the "Determination Date"). Fair market value shall be determined by reference to the closing sales price on the Nasdaq National Market System, or in the event that the Common Stock is listed on a stock exchange, the fair market value shall be the closing price on such exchange on the Determination Date. The closing sales price per share of the Company's Common Stock on July 1, 1997, was $3.125.

    The consideration to be paid for shares issued upon exercise of options granted under the Director Plan, including the method of payment, shall be determined by the Board and may consist of cash, check, other shares of Common Stock and certain other consideration and methods permitted by applicable law.

TERMINATION OF STATUS AS A DIRECTOR THROUGH DEATH, DISABILITY OR OTHERWISE

    Under the Director Plan, in the event an optionee ceases to serve as a director of the Company for any reason other than death or total and permanent disability, an option may thereafter be exercised, to the extent it was exercisable at the date of such termination, for three months. If an optionee's service as a director is terminated as a result of the optionee's permanent and total disability, the option will be exercisable for twelve months following such termination, but only to the extent it was exercisable at the date of termination. If an optionee's service as a director of the Company is terminated by reason of the optionee's death, the option will be exercisable by the optionee's estate or successor in interest for twelve months following death, but only to the extent it was exercisable at the date of death. However, in no event may an option be exercised once its term has expired.

NONASSIGNABILITY OF OPTIONS

    Options granted pursuant to the Director Plan are nonassignable and nontransferable by the optionee, other than by will or by the laws of the descent and distribution and may be exercised, during the lifetime of the optionee, only by the optionee.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION AND CORPORATE TRANSACTIONS

    In the event any changes, such as stock splits or dividends, are made in the capitalization of the Company, which changes result in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, appropriate adjustments shall be made in the number of shares which have been reserved for issuance under the Director Plan and the price per share covered by each outstanding option.

    In the event of a merger, consolidation or similar occurrence where the Company is not the surviving corporation, each outstanding option shall be assumed or substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event such successor corporation does not agree to assume or substitute such option, the Company shall notify the optionee that the option shall be fully exercisable for a period of 30 days from the date of such notice and the option will terminate upon the expiration of such period.

AMENDMENT AND TERMINATION

    The Board of Directors may amend the Director Plan at any time from time to time or may terminate the Director Plan without approval of the stockholders. However, no action by the Board or the stockholders may unilaterally alter or impair any rights previously granted under the Director Plan without the consent of the optionee, except as may be necessary for compliance with Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In any event, the Director Plan will terminate in the year 2005.

    Stockholder approval is required for amendments of the Director Plan only if required by Rule 16b-3 under the Exchange Act.

FEDERAL TAX CONSEQUENCES

    Options granted under the Director Plan are nonstatutory stock options not entitled to special tax treatment under the Code. Generally, an optionee will not recognize any taxable income for the purposes of federal income tax liability at the time the optionee is granted a nonstatutory option. However, upon the exercise of the option, the optionee will recognize ordinary income for income tax purposes equal to the excess of the then market value of the shares over the option exercise price. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

    The foregoing is not a complete description of the Federal income tax aspects of options granted under the Director Plan. Furthermore, no information is given herein with respect to any state and local taxes or any non-U.S. taxes which may be applicable.

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

    The affirmative vote of a majority of the Votes Cast on the proposal at the Annual Meeting is required to approve this proposal. An abstention will have the same effect as a vote against the proposal, and, pursuant to Delaware law, a broker non-vote will not be treated as voting in person or by proxy on the proposal.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK RESERVED UNDER THE 1995 DIRECTOR OPTION PLAN.

                             ADDITIONAL INFORMATION

PRINCIPAL SHARE OWNERSHIP

    As of March 31, 1997, there were 6,000,297 shares of the Company's Common Stock outstanding, and the following persons or entities were known by the Company to be the beneficial owners of more than 5% of the Company's Common
Stock:

                                                                                   AMOUNT AND
                                                                                    NATURE OF
                                                                                   BENEFICIAL   PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                                                OWNERSHIP      TOTAL
---------------------------------------------------------------------------------  -----------  -----------
Vasu R. Devan (1) ...............................................................   1,196,380       19.87%
 c/o 200 Porter Drive, Suite 100
 San Ramon, California 94583
Raju Rajagopal (2) ..............................................................     491,689        8.19%
 c/o 200 Porter Drive, Suite 100
 San Ramon, California 94583
Massachusetts Financial Services (3) ............................................     469,700        7.83%
 500 Boylston Street, 15th Floor
 Boston, Massachusetts 02116

--------------------------

(1) Includes 20,000 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days of March 31, 1997.

(2) Includes 3,281 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days of March 31, 1997.

(3) Based on this entity's Schedule 13G filed February 11, 1997.

SECURITY OWNERSHIP OF MANAGEMENT

    The following table sets forth the beneficial ownership of the Company's Common Stock as of March 31, 1997, by each current director, by the Company's current Chief Executive Officer, by the Company's former Chief Executive Officer, Les Schmidt, who resigned in April 1997, by the four other most highly compensated executive officers of the Company whose compensation exceeded $100,000 for fiscal 1997, and by two additional highly compensated executive officers employed by the Company during fiscal 1997 who were not employed by the Company as of the end of fiscal 1997 (such officers, together with the Chief Executive Officer, are collectively referred to as the "Named Executive Officers"), and by all current directors and executive officers as a group:

                                                                                  AMOUNT AND
                                                                                   NATURE OF
                                                                                  BENEFICIAL   PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                                               OWNERSHIP      TOTAL
--------------------------------------------------------------------------------  -----------  -----------
Vasu R. Devan (1) ..............................................................   1,196,380       19.87%
 c/o 200 Porter Drive, Suite 100
 San Ramon, California 94583
Raju Rajagopal (2) .............................................................     491,689        8.19%
 c/o 200 Porter Drive, Suite 100
 San Ramon, California 94583
William H. Kimball (3) .........................................................     100,766        1.67%
 c/o 200 Porter Drive, Suite 200
 San Ramon, California 94583
Walter G. Kortschak (4)(5) .....................................................     250,970        4.17%
 c/o 200 Porter Drive, Suite 200
 San Ramon, California 94583
David L. Lowe (6) ..............................................................      27,404        *
 c/o 200 Porter Drive, Suite 200
 San Ramon, California 94583
Robert L. Montgomery (7) .......................................................      95,849        1.60%
 c/o 200 Porter Drive, Suite 200
 San Ramon, California 94583
Jeffrey J. Parkinson (8) .......................................................     180,577        2.99%
 c/o 200 Porter Drive, Suite 100
 San Ramon, California 94583
Ann Farrell (9) ................................................................      10,199        *
 c/o 200 Porter Drive, Suite 200
 San Ramon, California 94583
Les Schmidt (10) ...............................................................      18,000        *
 c/o 200 Porter Drive, Suite 200
 San Ramon, California 94583
Rodney Klein (11) ..............................................................      21,142        *
 c/o 200 Porter Drive, Suite 200
 San Ramon, California 94583

                                                                                  AMOUNT AND
                                                                                   NATURE OF
                                                                                  BENEFICIAL   PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                                               OWNERSHIP      TOTAL
--------------------------------------------------------------------------------  -----------  -----------
Gary Lakin .....................................................................         590        *
 c/o 200 Porter Drive, Suite 200
 San Ramon, California 94583
Charu Parthasarathy (12) .......................................................     119,297        1.99%
 c/o 200 Porter Drive, Suite 200
 San Ramon, California 94583
All directors and executive officers as a group (13 persons) (13)...............   2,580,606       41.43%

------------------------

 *  Less than 1%

 (1) Includes 20,000 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days of March 31, 1997.

 (2) Includes 3,281 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days of March 31, 1997. Mr. Rajagopal is a director and a Named Executive Officer because he was one of the four most highly compensated officers during fiscal 1997, but he was not employed by the Company at the end of fiscal 1997. He has since rejoined the Company as Interim Vice President, Sales.

 (3) Includes 23,030 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days of March 31, 1997.

 (4) Includes shares beneficially owned or held of record by entities associated with the following funds of Summit Partners, L.P.: Summit Ventures III, L.P. (234,773) and Summit Investors II, L.P. (4,792). Mr. Kortschak, a director of the Company, is a general partner of affiliates of Summit Partners, L.P. Mr. Kortschak exercises shared investment and voting power with respect to such shares, but disclaims beneficial ownership of such shares.

 (5) Includes 11,405 shares issuable to Mr. Kortschak upon exercise of options that are currently exercisable or exercisable within 60 days of March 31, 1997.

 (6) Includes 27,404 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days of March 31, 1997.

 (7) Includes shares beneficially owned or held of record by Robert and Joan S. Montgomery as trustees of the Montgomery Family Trust and 5,405 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days of March 31, 1997.

 (8) Includes 42,283 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days of March 31, 1997.

 (9) Includes 10,199 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days of March 31, 1997.

(10) Mr. Schmidt is included as a Named Executive Officer because he served as Chief Executive Officer during the second half of fiscal 1997.

(11) Includes 21,142 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days of March 31, 1997.

(12) Mr. Parthasarathy is included as a Named Executive Officer because he would have been among the most highly compensated officers during fiscal 1997, but he was not serving as an officer at the end of fiscal 1997.

(13) Includes 206,820 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days of March 31, 1997.

COMPENSATION OF EXECUTIVE OFFICERS

    The following table sets forth the compensation paid to the Named Executive Officers for the Company's last three fiscal years:

                           SUMMARY COMPENSATION TABLE

                                                                                                          ALL OTHER
                                                                                          SECURITIES    COMPENSATION
                                                                                          UNDERLYING         ($)
NAME AND PRINCIPAL POSITION                       FISCAL YEAR   SALARY ($)   BONUS ($)   STOCK OPTIONS  (1)(2)(3)(4)(5)
-----------------------------------------------  -------------  ----------  -----------  -------------  -------------
Vasu R. Devan..................................         1997    $  177,963      --           100,000      $   4,025
Chairman of the Board, Chief                            1996    $  169,167      --            --          $   2,880
Executive Officer and President                         1995    $  162,103   $   6,750        --          $   3,972

Raju Rajagopal (6).............................         1997    $  132,589      --            --          $  99,410
Interim Senior Vice President,                          1996    $  136,979      --            10,000      $   1,740
Sales                                                   1995    $  125,000      --            --             --

Jeffrey J. Parkinson...........................         1997    $  146,706      --             2,700      $   2,064
Senior Vice President, Advisory                         1996    $  127,667      --            15,000      $   2,108
Services                                                1995    $  120,000      --            70,472      $   1,765

Ann Farrell (7)................................         1997    $  141,896      --            19,900         --
Former Vice President, R&D                              1996    $  107,548      --            21,142         --
                                                        1995        --          --            --             --

Rodney Klein (7)...............................         1997    $  130,124       ]             2,700      $  17,437
Former Senior Vice President,                           1996    $  135,250      --            15,000      $   1,745
Central Region                                          1995    $  119,163      --       105,708 --_>         ]

Gary Lakin (7).................................         1997    $  129,329   $   6,250         2,500         --
Former Vice President, Marketing                        1996    $    5,208      --            --             --
                                                        1995        --          --            60,000         --

Les Schmidt (7)................................         1997    $  122,426      --           250,000         --
Former President, Chief Executive                       1996        --          --            --             --
Officer                                                 1995        --          --            --             --

Charu Parthasarathy (7)........................         1997    $  107,212      --             2,000      $  41,498
Former Vice President, Product                          1996    $   97,015      --            15,000      $   1,240
Operations                                              1995    $   92,142      --            --          $     266

------------------------

(1) In accordance with the rules of the Securities and Exchange Commission, other compensation in the form of perquisites and other personal benefits has been omitted in those cases where the aggregate amount of such perquisites and other personal benefits constituted less than the lesser of $50,000 or 10% of the total annual salary and bonus for the Named Executive Officer for such year.

(2) All other compensation includes the contributions allocated under the Company's 401(k) plan on behalf of Messrs. Devan, Rajagopal, Parkinson, Klein and Parthasarathy in the amounts of $1,180, $0, $1,532, $0 and $266 for fiscal year 1995, $1,875, $1,740, $1,875, $1,745 and $1,240 for fiscal year 1996 and $1,875, $1,875, $1,831, $1,855 and $1,215 for fiscal year
    1997, respectively.

(3) All other compensation includes premiums paid by the Company on life insurance policies for the benefit of Messrs. Devan, Parkinson and Rajagopal in the amounts of $2,792, $233 and $0 for fiscal year 1995 and $1,005, $233 and $0 for fiscal year 1996 and $2,150, $233 and $251 for fiscal year 1997, respectively.

(4) All other compensation includes severance paid by the Company to Messrs. Rajagopal and Parthasarathy in the amounts of $97,284 and $28,774 upon their resignations in fiscal year 1997.

(5) All other compensation includes accrued vacation paid by the Company to Mr. Parthasarathy in the amount of $11,509 upon his resignation.

(6) Subsequent to Mr. Rajagopal's resignation, the Company, as a part of the expense reduction effort, decreased its work force by 38 employees including its Vice President of Sales. After the reduction, Mr. Rajagopal agreed to return to the Company as Interim Vice President of Sales until the Company hires a replacement for the former Vice President of Sales. Mr. Rajagopal and the Company have agreed that he will receive no compensation as the Interim Vice President, Sales.

(7) These persons are no longer employed by the Company.

OPTIONS GRANTED AND OPTIONS EXERCISED IN THE LAST FISCAL YEAR

    The following tables set forth information regarding stock options granted to and exercised by the Named Executive Officers during the last fiscal year, as well as options held by such officers as of March 31, 1997, the last day of the Company's 1997 fiscal year.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                         PERCENT OF TOTAL
                                                                          OPTIONS GRANTED   EXERCISE OR
                                                                           TO EMPLOYEES     BASE PRICE   EXPIRATION
NAME                                                OPTIONS GRANTED (#)   IN FISCAL YEAR     ($/SH)(1)      DATE
--------------------------------------------------  -------------------  -----------------  -----------  -----------
Vasu Devan........................................         100,000               16.92%         20.83       9/17/06
Les Schmidt (2)(6)................................         250,000               42.30%         10.96       1/16/07
Jeffrey J. Parkinson (3)..........................           2,700                0.46%          6.90       1/16/07
Rodney Klein (6)..................................           2,700                0.46%         15.063      7/31/06
Ann Farrell (4)...................................          19,900                3.37%          8.60       1/16/07
Gary Lakin (5)....................................          58,000                5.78%          5.70       1/16/07
Raju Rajagopal....................................               0                0.00%          0.00       12/6/05
Charu Parthasarathy (6)...........................           2,000                0.20%         15.063      5/31/97

------------------------

(1) All options were granted at an exercise price equal to fair market value of the Company's Common Stock on the date of grant, or, if the date of the grant was not a trading day, the trading day immediately following the date of grant (the "Determination Date"). Fair market value is determined by reference to the closing sales price on the Nasdaq National Market System, or, in the event that the Common Stock is listed on a stock exchange, the fair market value is the closing price on such exchange on the Determination Date.

(2) Excludes 225,000 options granted during fiscal 1997 at exercise prices above $12.00 per share that were subsequently canceled on January 16, 1997, pursuant to a voluntary option repricing offer by the Board of Directors. Under the terms of the offer, certain holders of existing stock options with exercise prices above $12.00 per share were given the opportunity to voluntarily amend their "old" options for "new" options subject to a revised 4-year vesting schedule beginning on January 16, 1997. Accordingly, the "old" options were canceled and the "new" options were granted.

(3) Excludes 17,700 options granted during fiscal 1997 at exercise prices above $12.00 per share that were canceled on January 16, 1997, pursuant to a voluntary option repricing offer by the Board of Directors. Under the terms of the offer, certain holders of existing stock options with exercise prices above $12.00 per share were given the opportunity to voluntarily amend their "old" options for "new" options subject to a revised 4-year vesting schedule beginning on January 16, 1997. Accordingly, the "old" options were canceled and the "new" options were granted.

(4) Excludes 8,900 options granted during fiscal 1997 at exercise prices above $12.00 per share that were canceled on January 16, 1997, pursuant to a voluntary option repricing offer by the Board of Directors. Under the terms of the offer, certain holders of existing stock options with exercise prices above $12.00 per share were given the opportunity to voluntarily amend their "old" options for "new" options subject to a revised 4-year vesting schedule beginning on January 16, 1997. Accordingly, the "old" options were canceled and the "new" options were granted.

(5) Excludes 57,500 options granted during fiscal year 1997 at exercise prices above $12.00 per share that were canceled on January 16, 1997, pursuant to a voluntary option repricing offer by the Board of Directors. Under the terms of the offer, certain holders of existing stock options with exercise prices above $12.00 per share were given the opportunity to voluntarily amend their "old" options for "new" options subject to a revised 4-year vesting schedule beginning on January 16, 1997. Accordingly, the "old" options were canceled and the "new" options were granted.

(6) Options granted to Messrs. Schmidt, Klein and Parthasarathy during fiscal 1997 were cancelled on the termination date of each of those officers.

    OPTIONS EXERCISED IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                               NUMBER OF SECURITIES
                                                              UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                                                                OPTIONS AT FISCAL        IN-THE-MONEY OPTIONS AT
                                     SHARES                        YEAR-END(#):           FISCAL YEAR-END($)(1):
                                    ACQUIRED      VALUE     --------------------------  --------------------------
NAME                               ON EXERCISE   REALIZED   EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
---------------------------------  -----------  ----------  -----------  -------------  -----------  -------------
Vasu Devan.......................           0   $        0      20,000         80,000    $       0    $         0
Les Schmidt......................           0   $        0           0        250,000    $       0    $         0
Jeffrey Parkinson................           0   $        0      28,188         59,984    $  86,114    $   129,178
Rodney Klein.....................      45,823   $  600,670       3,135         74,450    $       0    $   322,938
Ann Farrell......................       5,236   $  107,705       5,970         29,836    $   9,483    $    37,360
Gary Lakin.......................       5,000   $   22,500           0         57,500    $       0    $         0
Raju Rajagopal...................           0   $        0       2,968          7,032    $       0    $         0
Charu Parthasarathy..............           0   $        0       7,766          9,234    $       0    $         0

REPORT ON REPRICING OF OPTIONS

    In January 1997, the Company authorized the repricing of certain unexercised options with exercise prices of $12.00 or greater, which options were granted pursuant to the 1995 Option Plan. The new exercise price shall be the closing price of the Common Stock on January 16, 1997 ($5.625), and the repricing will take effect for each holder listed above, provided that the repriced options shall be subject to a revised 4-year vesting schedule beginning on the new grant date, January 16, 1997.

    The Company also authorized in January 1997, the repricing of certain unexercised options granted to David Lowe on January 6, 1996, pursuant to the 1995 Incentive Stock Option Plan. The new exercise price shall be the closing price of the Common Stock on January 16, 1997 ($5.625), and the repricing will take effect, provided that the repriced options shall be subject to a revised 3-year vesting schedule beginning on the new grant date, January 16, 1997.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Based solely on its review of copies of filings under Section 16(a) of the Securities Exchange Act of 1934, as amended, received by the Company, or written representations from certain reporting persons, the Company believes that in fiscal 1996, David Lowe failed to file one Form 3 and that during fiscal 1997 all Section 16(a) filing requirements were met except for the following. One Form 4 covering one transaction was filed late by David Allinson. One Form 4 covering one transaction was filed late by Raju Rajagopal. One Form 4 covering one transaction was filed late by Gary Lakin. One Form 4 covering one transaction was filed late by William Kimball. One Form 4 covering one transaction was filed late by Walter Kortschak. One Form 4 covering one transaction was filed late by Wayne Allen. Two Forms 4 covering an aggregate of two transactions were filed late by Marla Glick. Two Forms 4 covering an aggregate of three transactions were filed late by Ann Farrell. Two Forms 4 covering an aggregate of three transactions were filed late by Chuck DeBusk. Two Forms 4 covering an aggregate of two transactions were filed late by Jeff Parkinson. Each of the persons named in this paragraph failed to file a Form 5D with respect to such person's transactions in fiscal 1997.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee of the Board of Directors consists of Messrs. Lowe, Kortschak and Montgomery, none of whom is an officer or employee of the Company. No interlocking relationship exists between any member of the Company's Compensation Committee and any member of any other company's board of directors or compensation committee.

EMPLOYMENT CONTRACTS

    In September 1994, the Company entered into employment agreements with Vasu
R. Devan and Raju Rajagopal, respectively, providing for severance payments at their respective salary rates per month (less applicable withholding) for the initial twelve months following termination in the event that they are terminated other than for cause, death or disability or voluntary termination. Following the end of such initial severance period, Messrs. Devan or Rajagopal would be entitled, for an additional twelve month period, to receive the lesser of their then current salaries or $8,333.33 per month (less applicable withholding); provided, however, that such severance payments shall be decreased by any earnings during such period resulting from their services as an employee or consultant to any third party. Mr. Devan and the Company mutually agreed to terminate Mr. Devan's employment agreement during fiscal 1997. Mr Rajagopal's employment agreement was terminated by its terms upon his resignation from the Company during fiscal 1997.

    In March 1996, the Company entered into an employment agreement with Robert
L. Quist providing for a severance payment equal to Mr. Quist's salary for a period of 90 days (less applicable withholding) following termination by the Company other than for cause, death or disability. The employment agreement terminated by its terms in March 1997.

COMPENSATION PLANS

    1995 STOCK PLAN

    The Company's 1995 Stock Plan (the "1995 Plan") was adopted in October 1995 and became effective in December 1995. The 1995 Plan provides for the grant to employees of the Company (including officers and employee directors) of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and for the grant of nonstatutory stock options and stock purchase rights ("Rights") to employees and consultants of the Company. The 1995 Plan is administered by the Board of Directors or a Committee of the Board of Directors (the "Administrator"), which selects the optionees, determines the number of shares to be subject to each option or Right and determines the exercise price of each option or Right. A total of 1,200,000 shares of Common Stock has been reserved for future issuance under the 1995 Plan. The exercise price of all incentive stock options granted under the 1995 Plan must be at least equal to the fair market value of the Common Stock on the date of grant. The exercise price of all nonstatutory stock options granted under the 1995 Plan shall be determined by the Administrator. With respect to any participant who owns stock possessing more than 10% of the voting power of all classes of stock of the Company, the exercise price of any incentive stock option granted must equal at least 110% of the fair market value on the grant date and the maximum term of the option must not exceed five years. The term of all other options granted under the 1995 Plan may not exceed ten years.

    In the event of the merger or sale of substantially all of the assets of the Company, all outstanding options shall be assumed or substituted by the successor corporation, or if they are not assumed or substituted, they shall become fully vested and exercisable. Unless terminated sooner, the 1995 Plan will terminate ten years from its effective date. The Board has authority to amend or terminate the 1995 Plan, provided no such action would impair the rights of the holder of any outstanding options without the written consent of such holder.

    1995 DIRECTOR OPTION PLAN

    The Company's 1995 Director Option Plan (the "Director Plan") was adopted in October 1995 and became effective in December 1995. A total of 50,000 shares of Common Stock has been reserved for issuance under the Director Plan. The Director Plan provides for the grant of nonstatutory stock options to certain non-employee directors of the Company ("Outside Directors") pursuant to an automatic, nondiscretionary grant mechanism. The Director Plan provides that each Outside Director shall be granted a nonstatutory stock option to purchase 15,000 shares of Common Stock on the date upon which such person first becomes an Outside Director or, if later, on the effective date of the Director Plan. The Director Plan provides that each option shall become exercisable in monthly installments over a period of three years from the date of grant. Thereafter, each Outside Director shall be automatically granted a fully vested option to purchase 5,000 shares of Common Stock on January 16th of each year, if on such date, such Outside Director shall have served on the Company's Board of Directors for at least six (6) months. The exercise price per share of all options granted under the Director Plan shall be equal to the fair market value of a share of the Company's Common Stock on the date of grant. Options granted to Outside Directors under the Director Plan have a ten year term, but will expire unless exercised within three months following the termination of an Outside Director's status as a director. In the event of the merger or sale of substantially all of the assets of the Company, all outstanding options shall be assumed or substituted by the successor corporation, or if they are not assumed or substituted, they shall become fully vested and exercisable. If not terminated earlier, the Director Plan will have a term of ten years.

    1995 EMPLOYEE STOCK PURCHASE PLAN

    The Company's 1995 Employee Stock Purchase Plan (the "Purchase Plan") permits eligible employees to purchase Common Stock. A total of 150,000 shares of Common Stock has been reserved for issuance under the Purchase Plan. The Purchase Plan qualifies under Section 423 of the Code. The Purchase Plan provides for offerings that each have a six month duration commencing on the first trading day on or after June 1 and December 1 of each year. Employees are eligible to participate if they are regularly employed by the Company for at least twenty hours per week and more than five months in any calendar year. Employees are permitted to purchase Common Stock through payroll deductions, which may not exceed 7 1/2% of an employee's base compensation, including commissions, bonuses and overtime, at a price equal to 85% of the fair market value of the Common Stock at the beginning of each offering period or the end of a six month purchase period, whichever is lower. In the event of certain changes in control of the Company, the Purchase Plan provides that each option under the plan be assumed or an equivalent option substituted by the successor or purchaser corporation, unless the Board of Directors decides to shorten the offering period by setting a new exercise date or cancel each outstanding right to purchase and refund all sums collected from participants in the offering period then in progress. Unless terminated sooner, the Purchase Plan will terminate ten years after its effective date. The Board of Directors has authority to amend or terminate the Purchase Plan provided no such action may adversely affect the rights of any participant.

    1994 INCENTIVE STOCK OPTION PLAN

    The Company's 1994 Incentive Stock Option Plan (the "1994 Plan") provides for the grant of incentive stock options to employees of the Company. As of September 30, 1995, an aggregate of approximately 422,833 shares of Common Stock had been reserved for issuance under the 1994 Plan, and as of March 31, 1997, options to purchase an aggregate of 294,673 shares of Common Stock were outstanding under the 1994 Plan. The Board of Directors has determined that no further options will be granted under the 1994 Plan. Outstanding options granted under the 1994 Plan generally become exercisable at a rate of twenty percent of the shares subject to the option at a specified date after the date of grant and an additional twenty percent of the shares on each of the four subsequent anniversaries of the initial vesting date, subject to continued service as an employee, consultant or director. The term of each outstanding stock option is seven years. The exercise price of all options granted under the 1994 Plan was at least equal to the fair market value of the Common Stock of the Company on the date of grant. Payment of the exercise price may be made in cash, promissory notes or other shares of the Company's Common Stock.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    During the fiscal years ended March 31, 1996 and 1997, the Company engaged in numerous transactions with ITSolutions, Inc., a California corporation ("ITS"), of which Vasu R. Devan, Raju Rajagopal, Jeffrey J. Parkinson and Charu Parthasarathy own 34.31%, 6.21%, 2.33% and 8.69%, respectively, of the outstanding capital stock. Prior to fiscal 1997, ITS subleased office space and purchased certain office and administrative services from the Company, the cost of which totaled approximately $27,000 for the fiscal year ended March 31, 1996. In addition, pursuant to an Independent Contractor Services Agreement dated September 12, 1994 between the Company and ITS, the Company purchased software programming contract services in the aggregate amount of $338,000 and $500,000 for the years ended March 31, 1996 and 1997, respectively. The Company believes that each of the above transactions with ITS was entered into on terms no less favorable to the Company than the Company could have obtained from unrelated third parties.

    In September 1994, pursuant to the terms of a Stock and Warrant Purchase Agreement, the Company issued to Summit Ventures III, L.P. and Summit Investors II, L.P. an aggregate of 1,000,000 shares of Series B Preferred Stock, an aggregate of 680,600 shares of Series C Preferred Stock, an aggregate of 211,416 shares of Common Stock and warrants to purchase an aggregate of 83,937 shares of Common Stock, for an aggregate purchase price of $2,224,124. Mr. Walter G. Kortschak, a director of the Company, is a general partner of Summit Partners, L.P., an entity associated with the above-referenced funds.

    In May 1995, pursuant to the terms of an Equity Purchase Agreement (the "Equity Agreement") among the Company, ICI Partnership, a California partnership ("ICI"), and a former officer of the Company, the Company repurchased an aggregate of 292,459 shares of Common Stock from such former officer for an aggregate purchase price of $253,000. In connection with such repurchase and pursuant to the Equity Agreement, the officer also sold to ICI his ownership interest in ICI. The general partners of ICI include Messrs. Devan, Rajagopal and Parkinson, all executive officers of the Company. ICI was organized for the purpose of acquiring, owning, voting and holding for investment or sale the stock of Imaging Constructs, Incorporated, a Nebraska corporation.

                                 OTHER MATTERS

    The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors of the Company may recommend.

                                          THE BOARD OF DIRECTORS

San Ramon, California
July 10, 1997

                                    MECON, INC.

                     PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD AUGUST 12, 1997
               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned stockholder of MECON, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, and hereby appoints David Allinson and Vasu Devan, proxy and attorney-in-fact, with full power of substitution. on behalf of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of MECON, INC. to be held at the San Ramon Marriott Hotel, 2600 Bishop Drive, San Ramon, California, on Tuesday, August 12, 1997 at 10:00 a.m., local time, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if then and there present, on all matters set forth on the reverse side hereof.

    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH
THE SPECIFICATIONS MADE HEREIN. IF NO SPECIFICATION IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE PERSONS AND THE PROPOSALS ON THE REVERSE SIDE HEREOF AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXYHOLDERS DEEM ADVISABLE.

           CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                    FOLD AND DETACH HERE

                                     Please mark your
                                   votes as indicated /X/
                                      in this example

                                 FOR ALL WITHHOLD ALL ABSTAIN
                                     //       //        //
                                                                NOMINEES
1. To elect the Company's nominees                            Vasu R. Devan
   to serve as directors for the                              Raju Rajagopal
   ensuing year an until their                              William H. Kimball
   successors are elected.                                  Walter G. Kortschak
                                                              Richard McCann

FOR, except vote withheld from the following nominee(s):

-----------------------------------------------------

                                          FOR  AGAINST  ABSTAIN

2. To ratify the appointment of KPMG Peat   //   //       //
   Marwick LLP as independent auditors for
   the fiscal year ending March 31, 1998.

                                                  FOR  AGAINST  ABSTAIN

3. To approve an amendment to the Company's 1995   //    //       //
   Director's Stock Option Plan to increase the number of shares available under the Plan to
       150,000.

4. To vote or otherwise represent the shares on any and all other business which may properly come before the meeting or any adjournment or adjournments thereof, according to their discretion and in their discretion.

                                        MARK HERE FOR ADDRESS CHANGE AND  //
--------------------------------------- NOTE NEW ADDRESS IN SPACE TO THE LEFT
---------------------------------------
---------------------------------------

Please mark, sign, date and return the proxy card promptly using the enclosed envelope.

Signature(s)                                                     Dated
           -----------------------------------------------------       ---------

NOTE: Please sign exactly as name appears on your stock certificate. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should insert their titles.